UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

ANNUAL REPORT
September 30, 2013

Towle Deep Value Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	18
Supplemental Information	19
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.
D E E P   V A L U E    I N V E S T I N G
1-888-998-6953

October 2013

To Our Shareholders:

Global economic recovery, tepid inflation, historically low interest rates, and improving investor confidence supported a positive environment for equities over the past year. With this attractive backdrop, the undervalued nature and relatively strong earnings profile of the Fund’s holdings led to outsized returns. The Fund also benefitted from an increase in M&A activity and other strategic actions within the portfolio, triggered by well-capitalized activists or private equity firms seeing unrecognized value.

The competitive spirit to uncover the “truth”, to find undiscovered value, resides deeply within the investment community. At Towle & Co., our commitment to research, analyze, and monitor investment candidates is never-ending, a perpetual journey of exploration and discovery. Yet, investment success requires a plan and a process.

Our deep value investment process can be simplified into four stages: Friend or Foe Environment, Earnings Power Identification, The Power of Price, and Patience.

Friend or Foe Environment
Attempting to find the “truth” regarding future global, macro-economic trends is difficult if not impossible. Thus, we constantly ask ourselves: Are the underlying economic and valuation conditions favorable?  In our friend or foe analysis, we acknowledge and emphasize the fact that history provides a remarkable record of economic progress. The long term trend is up, way up. And we believe this positive, long term trend will prevail in perpetuity. However, it is imperative to keep a close watch on the investment environment and be alert to positioning the Fund defensively when unfriendly conditions begin to emerge.

Earnings Power Identification
Fundamentally, corporate earnings drive stock prices up or down. The investment community adores those public companies that produce multi-year, quarter-over-quarter growth in earnings and bids them up. Conversely, our deep value strategy generally invests in firms of a more cyclical nature where earnings are sensitive to economic and industry conditions. A key objective for successful stock selection using this process is to purchase at the inflection point of an earnings improvement, meaning the decline in earnings is over or ready to advance. At the point of purchase, the candidate company will have already met our strict purchase requirements. Unlike the growth investor, deep value practitioners don’t demand consistent, record-breaking earnings. Simply a return to profit margins of the past may be sufficient to reestablish a positive earnings outlook.

The Power of Price
Successful investors instinctively know when to buy. They’ve developed a knack for buying low, at the right price. To this end, we use a time-tested concept that incorporates a three-year investment horizon called Return on Market Value (ROMV). Here’s how it works: Our earnings per share projection for each company in the Fund, looking out three years from the time of purchase, must meet or exceed a 15% return on our investment. For example, if we purchase a stock at $10 a share, the projected after tax earnings must be at least $1.50 a share on an annual basis by the third year of ownership. Put another way, if we invest in a company with a market value of $1 billion, the projected after tax earnings must be at least $150 million.

When viewed like a private business owner, the 15% threshold within three years provides not only a satisfactory potential return on investment but also a cushion or margin of safety should earnings fail to fully reach the 15% hurdle.  The stock investor recognizes that the potential 15% return equates to a highly attractive P/E1 of 6.7X, looking out three years.

Two key variables drive our Return on Market Value (ROMV) calculation, purchase price and after tax earnings potential. Our research effort for each company converges on eight underlying assumptions that feed the earnings forecast and subsequent three-year sell target. For non-financial firms, the eight assumptions supporting the three-year sell targets are revenue growth, gross profit margin, SG&A2 expenses, debt levels, interest rate on debt, tax rate, number of common shares outstanding, and earnings multiple. A portfolio with 40 positions equates to 320 assumptions. These assumptions are constantly monitored and willingly updated to maintain a current and conservative assessment of the inherent value within the portfolio.

During our holding period, specific company-related assumptions may change quite dramatically. In other cases, the assumptions may hold without major alteration. In practice, some stocks are owned beyond the original, three-year projection period. Other positions are sold well in advance of the three-year timeframe.

Reasonable assumptions regarding earnings progress combined with prudent pricing set the stage for satisfactory investment results. A bargain purchase price is critical to investment success and the concept of Return on Market Value (ROMV) fortifies our investment process in this effort.

Patience
Over a hundred years ago, iconic trader and stock market speculator, Jesse L. Livermore, discussed his investment methodology as follows, “And right here let me say one thing: After spending many years in Wall Street and after making and losing millions of dollars, I want to tell you this: It was never my thinking that made the big money for me.  It was always my sitting. Got that? My sitting tight!” (Reminiscences of a Stock Market Operator by Edwin LeFevre)  Towle & Co.’s three year investment horizon provides a distinct advantage versus the shorter term, one year earnings and stock price forecasts followed by most Wall Street participants. This longer view affords time for companies in the Towle portfolio to adapt and for management teams to bring profitability to a higher level. During the holding period, constant monitoring of each investment takes place, a continuing review of our valuation assumptions. But, the ultimate goal is to be patient and to let our investment thesis unfold naturally.

Outlook

While valuations are elevated, today’s stock market environment remains favorable. Pedestrian economic growth pushes out the time limits where excesses might develop. At 54 months in duration, the current bull market is well beyond the 39 month average, but economic conditions remain benign with lots of “comfort” data: slow but steady economic growth, modest inflation, low interest rates, continued deleveraging, and high labor force availability. It’s difficult to pinpoint where and when the positive posture for equities might invert. The “sweet spot” could carry on for awhile, a friendly environment.

For now, freedom from economic excess seems to prevail. The U.S. annual budget deficit has declined, and most economists expect the Federal Reserve to reduce the size of its balance sheet without duress. For the short term, federal spending and revenue activity may not disrupt the economy. The private sector, including most banks, is in sturdy shape. So, where are the early stages of the next bubble?

Many investors now recognize the “sweet spot” conditions inherent in today’s equity markets. Investor confidence is building. From our perspective, many areas of the stock market are over priced. The Rule of 20 (Value Line P/E + Inflation), our favorite valuation measurement, has increased from a low of 11.2 in January 2009 to a more robust 19.5x in September 2013.  A reading above 21 suggests caution.

1 P/E, or the price-to-earnings ratio, is an equity valuation measure defined as market price per share divided by annual earnings per share.

2 SG&A, or Selling General and Administrative Expenses, is a term used in accounting that refers to non-production costs reported on an income statement. It is the sum of all direct and indirect selling expenses and all general and administrative expenses of a company.

Surely, we do not expect a repeat of the capital creating, easy money advance of 2013 and believe a correction to the stock market’s run-up is likely. Consequently, in lieu of a broad stock market lift, individual stock selection takes on increased importance. Thus, we stay steady, grounded in the fundamentals of deep value investing. Our task is well recognized. We must identify those stocks that possess misunderstood earnings potential and then purchase them at discounted prices.

The owners of Towle & Co., their families, and the employees of the firm maintain a significant investment in portfolios combined with or similar to client portfolios, including the Towle Deep Value Fund. Thank you for investing with us and for your continued confidence.

J. Ellwood Towle
Christopher D Towle
Peter J. Lewis, CFA
James M. Shields, CFA
Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund
FUND PERFORMANCE at September 30, 2013 (Unaudited)

This graph compares a hypothetical $50,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index.  The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011.  Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged, not available for investment.

Average Annual Total Returns as of September 30, 2013	3 Months	1 Year	Since Inception (10/31/11)
Towle Deep Value Fund	11.35%	52.55%	24.92%
Russell 2000 Value Index	7.59%	27.04%	20.64%

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 99TOWLE.

Instances of high double-digit returns are extraordinary and may not be repeated.  The recent growth rate in the stock market has helped produce short-term returns for some asset classes that are not typical and may not continue in the future.  Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Gross and net expense ratios for the Fund are 5.13% and 1.20% which are the amounts stated in the current prospectus as of the date of this report. The Fund's advisor has contractually agreed to waive its fees and/or absorb expenses. In the absence of such waivers, the Fund's returns would have been lower.   The contractual fee waivers are in effect until January 31, 2014.

Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on the Fund distribution or the redemption of Fund shares is not reflected in the total returns.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2013

Number of Shares		Value

	COMMON STOCKS – 88.7%
	BASIC MATERIALS – 3.6%
96,670	Ferro Corp.*	$880,664
32,920	Steel Dynamics, Inc.	550,093
		1,430,757

	CONSUMER, CYCLICAL – 22.5%
106,210	Commercial Vehicle Group, Inc.*	845,432
82,250	Goodyear Tire & Rubber Co.*	1,846,512
167,640	Hawaiian Holdings, Inc.*	1,247,242
48,510	Ingram Micro, Inc. - Class A*	1,118,155
51,420	Jones Group, Inc.	771,814
188,350	Meritor, Inc.*	1,480,431
36,300	Navistar International Corp.*	1,324,224
10,470	Titan Machinery, Inc.*	168,253
		8,802,063

	CONSUMER, NON-CYCLICAL – 9.2%
114,360	Chiquita Brands International, Inc.*	1,447,797
20,240	Dole Food Co., Inc.*	275,669
61,540	PHH Corp.*	1,460,959
50,020	SUPERVALU, Inc.*	411,665
		3,596,090

	ENERGY – 19.6%
446,500	Cal Dive International, Inc.*	915,325
50,260	Cloud Peak Energy, Inc.*	737,314
31,530	Patterson-UTI Energy, Inc.	674,111
42,000	PBF Energy, Inc.	942,900
72,240	Peabody Energy Corp.	1,246,140
64,220	Swift Energy Co.*	733,392
31,530	Tesoro Corp.	1,386,690
30,010	Valero Energy Corp.	1,024,842
		7,660,714

	FINANCIAL – 8.0%
23,675	Argo Group International Holdings Ltd.	1,015,184
30,250	CNA Financial Corp.	1,154,945
14,890	Hanover Insurance Group, Inc.	823,715
17,590	Tower Group International Ltd.	123,130
		3,116,974

	INDUSTRIAL – 22.0%
145,190	Aegean Marine Petroleum Network, Inc.	1,721,954
150,540	Air Transport Services Group, Inc.*	1,127,545
52,120	Arkansas Best Corp.	1,337,920
10,820	Atlas Air Worldwide Holdings, Inc.*	498,910
40,860	Celestica, Inc.*	450,686

Towle Deep Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
111,910	Flextronics International Ltd.*	$1,017,262
27,340	General Cable Corp.	868,045
77,280	Sanmina Corp.*	1,351,627
25,840	Star Bulk Carriers Corp.	261,759
		8,635,708

	TECHNOLOGY – 3.8%
59,330	Unisys Corp.*	1,494,523

	TOTAL COMMON STOCKS (Cost $29,296,953)	34,736,829

Principal Amount

	SHORT-TERM INVESTMENTS – 10.5%
$4,115,494	UMB Money Market Fiduciary, 0.01%1	4,115,494

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,115,494)	4,115,494

	TOTAL INVESTMENTS – 99.2% (Cost $33,412,447)	38,852,323
	Other Assets in Excess of Liabilities – 0.8%	294,620

	TOTAL NET ASSETS – 100.0%	$39,146,943

*	Non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
SUMMARY OF INVESTMENTS
As of September 30, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	22.5%
Industrial	22.0%
Energy	19.6%
Consumer, Non-cyclical	9.2%
Financial	8.0%
Technology	3.8%
Basic Materials	3.6%
Total Common Stocks	88.7%
Short-Term Investments	10.5%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2013

Assets:
Investments, at value (cost $33,412,447)	$38,852,323
Receivables:
Investment securities sold	500,448
Fund shares sold	26,070
Dividends and interest	3,641
Prepaid expenses	12,408
Total assets	39,394,890

Liabilities:
Payables:
Investment securities purchased	167,949
Advisory fees	16,936
Auditing fees	16,008
Transfer agent fees and expenses	11,338
Shareholder servicing fees (Note 7)	9,015
Fund accounting fees	5,901
Administration fees	5,088
Custody fees	2,303
Legal fees	2,155
Trustees' fees and expenses	1,531
Chief Compliance Officer fees	1,466
Accrued other expenses	8,257
Total liabilities	247,947

Net Assets	$39,146,943

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$32,603,502
Accumulated net investment income	-
Accumulated net realized gain on investments	1,103,565
Net unrealized appreciation on investments	5,439,876
Net Assets	$39,146,943

Number of shares issued and outstanding	2,556,661
Net asset value per share	$15.31

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

Investment Income:
Dividends	$181,700
Interest	138
Total investment income	181,838

Expenses:
Advisory fees	132,195
Transfer agent fees and expenses	45,977
Administration fees	36,000
Fund accounting fees	25,664
Registration fees	25,192
Auditing fees	16,974
Custody fees	15,665
Shareholder servicing fees (Note 7)	14,953
Chief Compliance Officer fees	11,526
Legal fees	10,001
Miscellaneous	8,004
Shareholder reporting fees	6,288
Trustees' fees and expenses	6,001
Offering cost	2,576
Insurance fees	1,210
Total expenses	358,226
Advisory fees waived	(132,195)
Other expenses absorbed	(25,462)
Net expenses	200,569
Net investment loss	(18,731)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,151,331
Net change in unrealized appreciation/depreciation on investments	5,138,335
Net realized and unrealized gain on investments	6,289,666

Net Increase in Net Assets from Operations	$6,270,935

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2013	For the Period October 31, 2011* through September 30, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(18,731)	$31
Net realized gain (loss) on investments	1,151,331	(23,532)
Net change in unrealized appreciation/depreciation
on investments	5,138,335	301,541
Net increase in net assets resulting from operations	6,270,935	278,040

Distributions to Shareholders:
From net investment income	(4,618)	-
From net realized gains	(5,321)	-
Total distributions to shareholders	(9,939)	-

Capital Transactions:
Net proceeds from shares sold	27,517,833	6,113,027
Reinvestment of distributions	9,940	-
Cost of shares redeemed1	(1,021,901)	(10,992)
Net increase in net assets from capital transactions	26,505,872	6,102,035

Total increase in net assets	32,766,868	6,380,075

Net Assets:
Beginning of period	6,380,075	-
End of period	$39,146,943	$6,380,075

Accumulated net investment income	$-	$4,614

Capital Share Transactions:
Shares sold	1,996,721	635,808
Shares reinvested	931	-
Shares redeemed	(75,609)	(1,190)
Net increase from capital share transactions	1,922,043	634,618

* Commencement of operations.
1 Net of redemption fee proceeds of $1,043 and $1, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2013	For the Period October 31, 2011* through September 30, 2012

Net asset value, beginning of period	$10.05	$10.00
Income from Investment Operations:
Net investment income1	(0.02)	-	2
Net realized and unrealized gain on investments	5.30	0.05
Total from investment operations	5.28	0.05
Less Distributions:
From net investment income	(0.01)	-
From net realized gains	(0.01)	-
Total distributions	(0.02)	-

Net asset value, end of period	$15.31	$10.05

Total return3	52.55%	0.50%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,147	$6,380

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.14%	5.13%	5
After fees waived and expenses absorbed	1.20%	1.20%	5
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.05)%	(3.93)%	5
After fees waived and expenses absorbed	(0.11)%	0.00%	5
Portfolio turnover rate	43%	34%	4

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived or absorbed by the Advisor.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2013

Note 1 – Organization
Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on October 31, 2011.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,887, which were amortized over a one‐year period from October 31, 2011 (commencement of operations).

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  For the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses to 1.20% of the Fund's average daily net assets.  This agreement is effective until January 31, 2014, and may be terminated by the Trust’s Board of Trustees.

For the year ended September 30, 2013, the Advisor waived all of its advisory fees and absorbed other expenses totaling $157,657.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they are waived.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  At September 30, 2013, the amount of these potentially receivable expenses was $335,256.  The Advisor may recapture all or a portion of this amount no later than September 30 of the years stated below:

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

2015	$177,599
2016	157,657

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended September 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2013, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$33,655,901

Gross unrealized appreciation	6,148,241
Gross unrealized depreciation	(951,819)

Net unrealized appreciation	$5,196,422

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income and accumulated net realized gain as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain
$178	$18,735	($18,913)

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$297,605
Undistributed long-term capital gains	1,049,414
Tax accumulated earnings	1,347,019

Accumulated capital and other losses	-
Net unrealized appreciation on investments	5,196,422
Total accumulated earnings	$6,543,441

The tax character of distributions paid during the fiscal year ended September 30, 2013 was as follows:

Distribution paid from:	2013
Ordinary income	$9,939
Long-term capital gains	-
Total distributions paid	$9,939

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase.  For the year ended September 30, 2013, the Fund received $1,043 in redemption fees.

Note 6 – Investment Transactions
For the year ended September 30, 2013, purchases and sales of investments, excluding short-term investments, were $29,069,143 and $6,781,655, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$34,736,829	$-	$-	$34,736,829
Short-Term Investments	4,115,494	-	-	4,115,494
Total Investments	$38,852,323	$-	$-	$38,852,323

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Towle Deep Value Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2013

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Towle Deep Value Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period October 31, 2011 (commencement of operations) to September 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Towle Deep Value Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and the period October 31, 2011 to September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2013

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended September 30, 2013, 59.34% of dividends paid from net investment income for the Fund is designated as qualified dividend income.

For the year ended September 30, 2013, 59.56% of the dividends paid from net Investment income for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 99TOWLE (888-998-6953). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	71	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	71	None
William H. Young a (born 1950) Trustee	Since November 2007	I Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	71	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	71	Investment Management Series Trust II, a registered investment company

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	71	Investment Management Series Trust II, a registered investment company
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Towle & Co. (the “Investment Advisor”) with respect to the Towle Deep Value Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Russell 2000 Value Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Small Deep Value fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Small Value fund category (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session with counsel at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total return of the Fund for the one-year period ended June 30, 2013, was the highest in the Performance Peer Group and the Performance Universe and higher than the returns of the Russell 2000 Value Index.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Towle Deep Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were lower than the medians of the Fund’s Expense Peer Group and Expense Universe.  The Board also considered that the investment advisory fee charged by the Investment Advisor to the Fund was lower than the fees it generally charged with respect to its other clients.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were the same as the median expenses for the Expense Peer Group and ten basis points higher than the median expenses for the Expense Universe.  The Board noted, however, that the Fund’s asset size was significantly smaller than the average net assets of the funds in the Expense Universe.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, noting that in addition to waiving its entire advisory fee with respect to the Fund, the Investment Advisor had subsidized certain of the Fund’s operating expenses. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Towle Deep Value Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/1/13 through 9/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/13	9/30/13	4/1/13 – 9/30/13
Actual Performance	$ 1,000.00	$1,203.60	$ 6.63
Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund
a series of  the Investment Managers Series Trust

Investment Advisor
Towle & Co.
1610 Des Peres Road, Suite 250
St. Louis, MO  63131

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, MO  64106

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, CA  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Towle Deep Value Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 99TOWLE (888-998-6953)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-6953.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/5/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/5/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/5/2013